                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of the Report (Date of earliest event reported):
                               July 20, 2004

                        Commission File Number: 001-9383

                          WESTAMERICA BANCORPORATION
                          --------------------------
              (Exact name of registrant as specified in its chapter)

                                 CALIFORNIA
                                 ----------
                         (State of incorporation)

                                 94-2156203
                                 ----------
                    (I.R.S. Employer Identification Number)

                 1108 Fifth Avenue, San Rafael, California 94901
                 -----------------------------------------------
               (Address of principal executive offices and zip code)

                               (707) 863-6000
                               --------------
                   (Registrant's area code and telephone number)

Item 7: Exhibits
----------------

99.1 Press release dated July 20, 2004



Item 12:  Results of Operations and Financial Condition
-------------------------------------------------------

On July 20, 2004 Westamerica Bancorporation announced their quarterly earnings for the second quarter of 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    DENNIS R. HANSEN
------------------------------------
Dennis R. Hansen, SVP and Controller
July 22, 2004





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INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-14
                         July 20, 2004

                      FOR IMMEDIATE RELEASE

July 20, 2004

WESTAMERICA BANCORPORTATION REPORTS RECORD $24.6 MILLION QUARTERLY EARNINGS

San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported record quarterly net income for the second quarter of 2004 of $24.6 million, or $0.76 diluted earnings per share, compared to net income of $24.3 million, or $0.74 diluted earnings per share, for the prior quarter, and $23.7 million, or $0.71 diluted earnings per share for the second quarter of 2003. Return on assets was 2.21 percent and return on equity was 31.1 percent for the second quarter of 2004. For the first six months of 2004, diluted earnings per share were $1.51 based on year-to-date net income of $49.0 million, while diluted earnings per share for the first six months of 2003 were $1.39 based on year-to-date net income of $46.7 million.

"New deposit service offerings as well as rising mutual fund and annuity sales have generated growing noninterest revenues. Second quarter 2004 noninterest income has risen $795 thousand, or 7.3 percent, from the prior quarter. Westamerica's low cost of funds at 0.44 percent and low efficiency ratio at
37.9 percent for the second quarter of 2004 remain hallmarks for the Company," said Chairman, President and CEO David Payne. "We are proud to be delivering consistent growth in diluted earnings per share, and 31 percent return on equity to our shareholders," Payne added.

Net interest income on a taxable equivalent basis was $54.3 million for the second quarter of 2004, essentially unchanged from $54.3 million for the second quarter of 2003. The second quarter 2004 net interest margin on a taxable equivalent basis was 5.21 percent, compared with 5.43 percent for the second quarter of 2003. The reduced net interest margin primarily resulted from earning asset yields declining more than the cost of funds.

The provision for loan losses was $750 thousand for the second quarter of 2004 unchanged from the prior quarter and down from $900 thousand for the second quarter of 2003. Net charge-offs for the second quarter of 2004 totaled $636 thousand, or 0.11 percent (annualized) of average loans compared to 0.15 percent (annualized) of average loans for the prior quarter and second quarter of 2003.

Noninterest income for the second quarter of 2004 was $11.7 million, compared to $10.9 million for the previous quarter and $11.0 million for the second quarter of 2003. The increase over both the prior quarter and second quarter of 2003 is attributable to increased service charges on deposit accounts, financial services fees, and debit card fees offset in part by lower mortgage banking income. Investment securities gains totaled $395 thousand, $1.8 million, and $277 thousand in the second quarter of 2004, first quarter of 2004, and second quarter of 2003, respectively. Losses on the extinguishment of FHLB advances totaled $390 thousand, $1.8 million, and none in the second quarter of 2004, first quarter of 2004, and second quarter of 2003, respectively. Other noninterest income for the first quarter of 2004 included gains on the sale of repossessed loan collateral totaling $223 thousand.

Noninterest expense for the second quarter of 2004 totaled $25.0 million, essentially unchanged from $25.0 million for the prior quarter, and down 1.9 percent from $25.5 million for the second quarter of 2003. Comparing the second quarter of 2004 to the prior quarter, lower personnel costs offset increased equipment expense and professional fees. Comparing the second quarter of 2004 to the second quarter of 2003, lower personnel, occupancy, and equipment expenses offset increased telephone expenses. The second quarter 2004 efficiency ratio (expenses divided by revenues) was 37.9 percent, compared to 38.2 percent for the prior quarter and 39.0 percent for the second quarter of 2003.

Non-performing loans and repossessed loan collateral at June 30, 2004 totaled $7.1 million, down from $7.5 million at March 31, 2004 and $9.1 million at June 30, 2003.

Shareholders' equity at June 30, 2004 was $330 million, down from $339 million at March 31, 2004. The decrease is primarily due to retained earnings, net of dividends paid, of $16 million, reduced by depreciation in the available for sale investment portfolio of $23 million, net of tax, and the net cost of share repurchases, totaling $2 million. The Company's equity-to-asset ratio was 7.2 percent at June 30, 2004.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 87 branches throughout 22 Northern and Central California counties. At June 30, 2004, the Company's total assets and total loans outstanding were $4.6 billion and $2.3 billion, respectively.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
Robert A. Thorson  -  SVP & Treasurer
	707-863-6840


FORWARD-LOOKING INFORMATION:

   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended March 31, 2004 and Form 10-K for the year ended December 31, 2003, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, the combination of the former Kerman State Bank and other mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                        #####

WESTAMERICA BANCORPORATION                      Public Information July 20, 2004
FINANCIAL HIGHLIGHTS
June 30, 2004

1. Net Income Summary.


                                                           (dollars in thousands except per-share data)
                                                            Q2'04 /              Q2'04 /                         6/30'04YTD/
                                        Q2'04      Q2'03     Q2'03     Q1'04      Q1'04   6/30'04YTD 6/30'03YTD  6/30'03YTD
                                     ---------------------------------------------------------------------------------------

   1. Net Interest Income (Fully        $54,271    $54,324     -0.1%   $54,605       -0.6%  $108,877   $108,386         0.5%
         Taxable Equivalent)
   2. Loan Loss Provision                   750        900    -16.7%       750        0.0%     1,500      1,800       -16.7%
   3. Noninterest Income:
   4.   Investment Securities Gains         395        277     42.6%     1,788     n/m         2,183        293     n/m
   5.   Loss on Extinguishment             (390)         0    n/m       (1,814)    n/m        (2,204)         0     n/m
           of Debt
   6.   Other                            11,656     10,759      8.3%    10,892        7.0%    22,547     21,118         6.8%
                                     -----------------------        ------------          -----------------------
   7. Total Noninterest Income           11,661     11,036      5.7%    10,866        7.3%    22,526     21,411         5.2%
                                     -----------------------        ------------          -----------------------
   8. Noninterest Expense                24,990     25,476     -1.9%    24,992       -0.0%    49,982     51,011        -2.0%
   9. Income Tax Provision (FTE)         15,548     15,313      1.5%    15,415        0.9%    30,963     30,303         2.2%
                                     -----------------------        ------------          -----------------------
   10.Net Income                        $24,644    $23,671      4.1%   $24,314        1.4%   $48,958    $46,683         4.9%
                                     =======================        ============          =======================

   11.Average Shares Outstanding         31,760     33,000     -3.8%    32,051       -0.9%    31,906     33,054        -3.5%
   12.Diluted Average Shares             32,343     33,492     -3.4%    32,662       -1.0%    32,502     33,528        -3.1%
         Outstanding
   13.Operating Ratios:
   14.  Basic Earnings Per Share          $0.78      $0.72      8.2%     $0.76        2.3%     $1.53      $1.41         8.6%
   15.  Diluted Earnings Per Share         0.76       0.71      7.8%      0.74        2.4%      1.51       1.39         8.2%
   16.  Return On Assets                   2.21%      2.21%               2.20%                 2.20%      2.21%
   17.  Return On Equity                   31.1%      29.3%               30.5%                 30.8%      29.4%
   18.  Net Interest Margin (FTE)          5.21%      5.43%               5.27%                 5.24%      5.51%
   19.  Efficiency Ratio (FTE)             37.9%      39.0%               38.2%                 38.0%      39.3%

   20.Dividends Paid Per Share            $0.28      $0.24     16.7%     $0.26        7.7%     $0.54      $0.48        12.5%
   21.Dividend Payout Ratio                  37%        34%                 35%                   36%        34%


2. Net Interest Income.


                                                                (dollars in thousands)
                                                            Q2'04 /              Q2'04 /                         6/30'04YTD/
                                        Q2'04      Q2'03     Q2'03     Q1'04      Q1'04   6/30'04YTD 6/30'03YTD  6/30'03YTD
                                     ---------------------------------------------------------------------------------------

   1. Interest and Fee Income (FTE)     $58,868    $61,733     -4.6%   $60,120       -2.1%  $118,988   $123,532        -3.7%
   2. Interest Expense                    4,597      7,409    -38.0%     5,515      -16.6%    10,111     15,146       -33.2%
                                     -----------------------        ------------          -----------------------
   3. Net Interest Income (FTE)         $54,271    $54,324     -0.1%   $54,605       -0.6%  $108,877   $108,386         0.5%
                                     =======================        ============          =======================

   4. Average Earning Assets         $4,177,358 $4,007,049      4.3%$4,157,061        0.5%$4,167,210 $3,956,535         5.3%
   5. Average Interest-Bearing        2,868,615  2,813,895      1.9% 2,880,558       -0.4% 2,874,585  2,772,083         3.7%
         Liabilities
   6. Yield on Earning Assets (FTE)        5.65%      6.17%               5.80%                 5.73%      6.28%
   7. Cost of Funds                        0.44%      0.74%               0.53%                 0.49%      0.77%
   8. Net Interest Margin (FTE)            5.21%      5.43%               5.27%                 5.24%      5.51%
   9. Interest Expense/Interest-           0.64%      1.05%               0.77%                 0.70%      1.10%
         Bearing Liabilities
   10.Net Interest Spread (FTE)            5.01%      5.12%               5.03%                 5.03%      5.18%


WESTAMERICA BANCORPORATION                      Public Information July 20, 2004
FINANCIAL HIGHLIGHTS
June 30, 2004

3. Loans & Other Earning Assets.


                                                           (average volume, dollars in thousands)
                                                            Q2'04 /              Q2'04 /                         6/30'04YTD/
                                        Q2'04      Q2'03     Q2'03     Q1'04      Q1'04   6/30'04YTD 6/30'03YTD  6/30'03YTD
                                     ---------------------------------------------------------------------------------------

   1. Total Assets                   $4,482,261 $4,304,387      4.1%$4,451,674        0.7%$4,466,967 $4,253,125         5.0%
   2. Total Earning Assets            4,177,358  4,007,049      4.3% 4,157,061        0.5% 4,167,210  3,956,535         5.3%
   3. Total Loans                     2,268,989  2,375,491     -4.5% 2,281,900       -0.6% 2,275,444  2,399,754        -5.2%
   4.   Commercial Loans                623,688    613,062      1.7%   616,110        1.2%   619,899    617,095         0.5%
   5.   Commercial Real Estate Loans    779,408    915,817    -14.9%   805,420       -3.2%   792,414    931,047       -14.9%
   6.   Consumer Loans                  865,893    846,612      2.3%   860,370        0.6%   863,131    851,612         1.4%
   7. Total Investment Securities     1,908,369  1,631,558     17.0% 1,875,161        1.8% 1,891,766  1,556,781        21.5%
   8.   Available For Sale            1,092,295  1,100,239     -0.7% 1,357,097      -19.5% 1,227,373  1,050,908        16.8%
          (Market Value)
   9.   Held To Maturity                816,074    531,319     53.6%   518,064       57.5%   664,393    505,873        31.3%
   10.     HTM Unrealized (Loss)        (11,265)    11,253    n/m        9,008     n/m       (11,265)    11,253     n/m
             Gain at Period-End
   11.Loans / Deposits                     65.0%      70.5%               66.4%                 65.7%      71.9%


4. Deposits &  Other Interest-Bearing Liabilities.


                                                            (average volume, dollars in thousands)
                                                            Q2'04 /              Q2'04 /                          6/30'04YTD/
                                        Q2'04      Q2'03     Q2'03     Q1'04      Q1'04   6/30'04YTD 6/30'03YTD   6/30'03YTD
                                     ---------------------------------------------------------------------------------------

   1. Total Deposits                 $3,489,250 $3,370,433      3.5%$3,437,549        1.5%$3,463,399 $3,338,681         3.7%
   2.   Noninterest Demand            1,256,128  1,130,608     11.1% 1,209,299        3.9% 1,232,714  1,124,087         9.7%
   3.   Interest-Bearing Transaction    574,854    559,459      2.8%   564,703        1.8%   569,778    558,343         2.0%
   4.   Savings                       1,044,943    977,704      6.9% 1,040,497        0.4% 1,042,720    971,509         7.3%
   5.   Other Time >$100K               339,773    390,730    -13.0%   340,403       -0.2%   340,088    369,755        -8.0%
   6.   Other Time < $100K              273,552    311,932    -12.3%   282,647       -3.2%   278,099    314,987       -11.7%
   7. Total Short-Term Borrowings       614,065    382,677     60.5%   533,158       15.2%   573,612    365,578        56.9%
   8.   Fed Funds Purchased             323,953    228,499     41.8%   399,075      -18.8%   361,514    202,026        78.9%
   9.   Other Short-Term Funds          290,112    154,178     88.2%   134,083      116.4%   212,098    163,552        29.7%
   10.FHLB Debt                               0    170,000    n/m       96,613     n/m        48,306    170,000       -71.6%
   11.Long-Term Debt                     21,428     21,393      0.2%    22,537       -4.9%    21,982     21,911         0.3%
   12.Shareholders' Equity              318,560    324,350     -1.8%   320,390       -0.6%   319,475    319,741        -0.1%

   13.Demand Deposits/Total Deposits       36.0%      33.5%               35.2%                 35.6%      33.7%
   14.Transaction & Savings Deposits/      82.4%      79.2%               81.9%                 82.2%      79.5%
         Total Deposits


WESTAMERICA BANCORPORATION                      Public Information July 20, 2004
FINANCIAL HIGHLIGHTS
June 30, 2004

5. Interest Yields Earned & Rates Paid.


                                                                  (dollars in thousands)
                                                   Q2'04               Q1'04                 Q2'03                  2003
                                     ----------------------------------        ----------------------------------
                                       Average    Income/   Yield/    Yield/     Average    Income/    Yield/      Yield/
                                       Volume     Expense    Rate      Rate      Volume     Expense     Rate        Rate
                                     ---------------------------------------------------------------------------------------

   1. Interest & Fee Income Earned to:
   2.   Total Earning Assets (FTE)   $4,177,358    $58,868     5.65%      5.80%$4,007,049    $61,733       6.17%       6.06%
   3.   Total Loans (FTE)             2,268,989     34,771     6.16%      6.23% 2,375,491     40,665       6.86%       6.71%
   4.     Commercial Loans (FTE)        623,688      9,337     6.00%      6.17%   613,062      9,768       6.39%       6.73%
   5.     Commercial Real Estate        779,408     14,709     7.57%      7.40%   915,817     18,420       8.07%       7.94%
             Loans
   6.     Consumer Loans                865,893     10,725     5.02%      5.21%   846,612     12,477       5.92%       5.77%
   7.   Total Investment              1,908,369     24,097     5.05%      5.28% 1,631,558     21,068       5.17%       5.16%
           Securities (FTE)
   8. Interest Expense Paid to:
   9.   Total Earning Assets          4,177,358      4,597     0.44%      0.53% 4,007,049      7,409       0.74%       0.67%
   10.  Total Interest-Bearing        2,868,615      4,597     0.64%      0.77% 2,813,895      7,409       1.05%       0.97%
           Liabilities
   11.  Total Interest-Bearing        2,233,122      2,994     0.54%      0.57% 2,239,825      4,470       0.80%       0.75%
           Deposits
   12.     Interest-Bearing             574,854        124     0.09%      0.08%   559,459        212       0.15%       0.13%
              Transaction
   13.    Savings                     1,044,943        992     0.38%      0.43%   977,704      1,561       0.64%       0.60%
   14.    Other Time < $100K            273,552        956     1.41%      1.43%   311,932      1,343       1.73%       1.68%
   15.    Other Time >$100K             339,773        922     1.08%      1.09%   390,730      1,354       1.38%       1.35%
   16.  Total Short-Term Borrowings     614,065      1,285     0.83%      0.84%   382,677        962       1.00%       0.90%
   17.    Fed Funds Purchased           323,953        828     1.01%      1.00%   228,499        716       1.24%       1.13%
   18.    Other Short-Term Funds        290,112        457     0.62%      0.38%   154,178        246       0.64%       0.58%
   19.  FHLB Debt                             0          2     0.00%      3.75%   170,000      1,592       3.71%       3.74%
   20.  Long-Term Debt                   21,428        316     5.90%      5.95%    21,393        385       7.19%       6.97%

   21.Net Interest Income and Margin               $54,271     5.21%      5.27%              $54,324       5.43%       5.39%
         (FTE)


6. Noninterest Income.


                                                                     (dollars in thousands)
                                                            Q2'04 /              Q2'04 /                         6/30'04YTD/
                                        Q2'04      Q2'03     Q2'03     Q1'04      Q1'04   6/30'04YTD 6/30'03YTD  6/30'03YTD
                                     ---------------------------------------------------------------------------------------

   1. Service Charges on Deposit         $7,360     $6,648     10.7%    $6,868        7.2%   $14,228    $13,073         8.8%
         Accounts
   2. Merchant Credit Card Income           909        900      1.0%       825       10.2%     1,735      1,762        -1.5%
   3. ATM Fees & Interchange                643        601      7.0%       583       10.3%     1,226      1,161         5.6%
   4. Debit Card Fees                       638        563     13.3%       549       16.2%     1,187      1,057        12.3%
   5. Financial Services Fees               360        210     71.4%       187       92.5%       547        418        30.9%
   6. Mortgage Banking Income               131        301    -56.5%       133       -1.5%       263        527       -50.1%
   7. Trust Fees                            258        277     -6.9%       250        3.2%       508        516        -1.6%
   8. Other Income                        1,357      1,259      7.8%     1,497       -9.4%     2,853      2,604         9.6%
                                     -----------------------        ------------          -----------------------
   9.     Sub-total                      11,656     10,759      8.3%    10,892        7.0%    22,547     21,118         6.8%
   10.Investment Securities Gains           395        277     42.6%     1,788     n/m         2,183        293     n/m
   11.Loss on Extinguishment of Debt       (390)         0              (1,814)    n/m        (2,204)         0     n/m
                                     -----------------------        ------------          -----------------------
   12.Total Noninterest Income          $11,661    $11,036      5.7%   $10,866        7.3%   $22,526    $21,411         5.2%
                                     =======================        ============          =======================

   13.Operating Ratios:
   14.   Total Revenue (FTE)            $65,932    $65,360      0.9%   $65,471        0.7%  $131,403   $129,797         1.2%
   15.   Noninterest Income /              17.7%      16.9%               16.6%                 17.1%      16.5%
            Revenue (FTE)
   16.   Service Charges / Deposits        0.85%      0.79%               0.80%                 0.83%      0.79%
            (annualized)
   17.   Total Revenue Per Share          $8.35      $7.94      5.1%     $8.22        1.6%     $8.28      $7.92         4.6%
            (annualized)


WESTAMERICA BANCORPORATION                      Public Information July 20, 2004
FINANCIAL HIGHLIGHTS
June 30, 2004

7. Noninterest Expense.


                                                                     (dollars in thousands)
                                                            Q2'04 /              Q2'04 /                         6/30'04YTD/
                                        Q2'04      Q2'03     Q2'03     Q1'04      Q1'04   6/30'04YTD 6/30'03YTD  6/30'03YTD
                                     ---------------------------------------------------------------------------------------

   1. Salaries & Benefits               $13,332    $13,598     -2.0%   $13,526       -1.4%   $26,858    $27,296        -1.6%
   2. Occupancy                           2,944      3,044     -3.3%     2,948       -0.1%     5,892      6,039        -2.4%
   3. Equipment                           1,273      1,381     -7.8%     1,162        9.6%     2,435      2,755       -11.6%
   4. Data Processing                     1,521      1,518      0.2%     1,517        0.3%     3,038      3,077        -1.3%
   5. Courier                               888        926     -4.1%       884        0.5%     1,772      1,855        -4.5%
   6. Postage                               364        401     -9.2%       395       -7.8%       758        821        -7.7%
   7. Telephone                             535        423     26.5%       572       -6.5%     1,107        848        30.5%
   8. Professional Fees                     511        457     11.8%       409       24.9%       921        870         5.9%
   9. Stationery & Supplies                 309        308      0.3%       288        7.3%       597        626        -4.6%
   10.Loan Expense                          295        380    -22.4%       255       15.7%       550        656       -16.2%
   11.Merchant Card Expense                 268        316    -15.2%       272       -1.5%       541        658       -17.8%
   12.Operational Losses                    238        228      4.4%       243       -2.1%       481        401        20.0%
   13.Amortization of Core Deposit          136        165    -17.6%       136        0.0%       272        414       -34.3%
         Intangibles
   14.Other Operating                     2,376      2,331      1.9%     2,385       -0.4%     4,760      4,695         1.4%
                                     -----------------------        ------------          -----------------------
   15.Total Noninterest Expense         $24,990    $25,476     -1.9%   $24,992       -0.0%   $49,982    $51,011        -2.0%
                                     =======================        ============          =======================

   16.Full Time Equivalent Staff            995      1,033     -3.7%     1,001       -0.6%       998      1,040        -4.0%
   17.Average Assets /  Full Time        $4,505     $4,167      8.1%    $4,447        1.3%    $4,476     $4,090         9.4%
         Equivalent Staff
   18.Operating Ratios:
   19.   FTE Revenue / Full Time           $267       $254      5.0%      $263        1.3%      $265       $252         5.2%
          Equivalent Staff (annualized)
   20.   Noninterest Expense /             2.41%      2.55%               2.42%                 2.41%      2.60%
          Earning Assets (annualized)
   21.   Noninterest Expense /             37.9%      39.0%               38.2%                 38.0%      39.3%
            Revenues


8. Loan Loss Provision.


                                                                     (dollars in thousands)
                                                            Q2'04 /              Q2'04 /                         6/30'04YTD/
                                        Q2'04      Q2'03     Q2'03     Q1'04      Q1'04   6/30'04YTD 6/30'03YTD  6/30'03YTD
                                     ---------------------------------------------------------------------------------------

   1. Loan Loss Provision                  $750       $900    -16.7%      $750        0.0%    $1,500     $1,800       -16.7%
   2. Gross Loan Losses                   1,324      1,841    -28.1%     1,558      -15.0%     2,882      3,869       -25.5%
   3. Net Loan Losses                       636        895    -28.9%       826      -23.0%     1,461      1,868       -21.8%
   4. Recoveries/Gross Losses                52%        51%                 47%                   49%        52%
   5. Average Total Loans            $2,268,989 $2,375,491     -4.5%$2,281,900       -0.6%$2,275,444 $2,399,754        -5.2%
   6. Net Loan Losses / Loans              0.11%      0.15%               0.15%                 0.13%      0.16%
         (annualized)
   7. Loan Loss Provision / Loans          0.13%      0.15%               0.13%                 0.13%      0.15%
         (annualized)
   8. Loan Loss Provision / Net           117.9%     100.6%               90.8%                102.7%      96.4%
         Loan Losses


WESTAMERICA BANCORPORATION                      Public Information July 20, 2004
FINANCIAL HIGHLIGHTS
June 30, 2004

9. Credit Quality.


                                                                             (dollars in thousands)
                                                           6/30/04 /            6/30/04 /
                                       6/30/04    6/30/03   6/30/03   3/31/04    3/31/04   12/31/03    9/30/03    3/31/03
                                     ---------------------------------------------------------------------------------------

   1. Nonperforming Nonaccrual Loans     $4,695     $5,484    -14.4%    $5,045       -6.9%    $5,759     $5,484      $6,402
   2. Performing Nonaccrual Loans         2,233      1,353     65.0%     2,212        0.9%     1,658      2,145       2,471
                                     -----------------------        ------------          ----------------------------------
   3. Total Nonaccrual Loans              6,928      6,837      1.3%     7,257       -4.5%     7,417      7,629       8,873
   4. Accruing Loans 90+ Days               202        386    -47.7%       190        6.3%       199        272         320
         Past Due                    -----------------------        ------------          ----------------------------------

   5. Total Nonperforming Loans           7,130      7,223     -1.3%     7,447       -4.3%     7,616      7,901       9,193
   6. Repossessed Collateral                  0      1,888                  80           n        90        742          88
                                     -----------------------        ------------          ----------------------------------
   7. Total Nonperforming Loans &
   8.     Repossessed Collateral         $7,130     $9,111    -21.7%    $7,527       -5.3%    $7,706     $8,643      $9,281
                                     =======================        ============          ==================================

   9. Classified Loans                  $21,495    $27,324    -21.3%   $22,965       -6.4%   $23,460    $23,479     $32,505
                                     =======================        ============          ==================================

   10.Allowance for Loan Losses         $53,949    $54,159     -0.4%   $53,834        0.2%   $53,910    $54,180     $54,154
   11.Total Loans Outstanding         2,319,255  2,406,889     -3.6% 2,322,881       -0.2% 2,323,330  2,364,418   2,456,161
   12.Total Assets                    4,611,811  4,564,692      1.0% 4,424,816        4.2% 4,576,385  4,482,793   4,386,455

   13.Allowance for Loan Losses /          2.33%      2.25%               2.32%                 2.32%      2.29%       2.20%
         Total Loans
   14.Nonperforming Loans /                0.31%      0.30%               0.32%                 0.33%      0.33%       0.37%
         Total Loans
   15.Nonperforming Loans & Repossessed
   16.    Assets / Total Assets            0.15%      0.20%               0.17%                 0.17%      0.19%       0.21%
   17.Allowance for Loan Losses /           757%       750%                723%                  708%       686%        589%
         Nonperforming Loans
   18.Allowance for Loan Losses /           251%       198%                234%                  230%       231%        167%
         Classified Loans
   19.Classified Loans /
   20.  (Equity + Allowance for             5.6%       6.6%                5.9%                  6.0%       5.8%        8.3%
          Loan Losses)


10.Capital.


                                                           (dollars in thousands, except per-share amounts)
                                                           6/30/04 /            6/30/04 /
                                       6/30/04    6/30/03   6/30/03   3/31/04    3/31/04   12/31/03    9/30/03    3/31/03
                                     ---------------------------------------------------------------------------------------

   1. Shareholders' Equity             $329,795   $357,311     -7.7%  $338,600       -2.6%  $340,371   $350,922    $336,946
   2. Tier I Regulatory Capital         309,037    308,534      0.2%   295,076        4.7%   304,734    312,308     294,297
   3. Total Regulatory Capital          350,834    347,219      1.0%   335,535        4.6%   342,627    350,380     333,545

   4. Total Assets                    4,611,811  4,564,692      1.0% 4,424,816        4.2% 4,576,385  4,482,793   4,386,455
   5. Risk-Adjusted Assets            2,979,145  3,067,975     -2.9% 2,983,467       -0.1% 3,007,545  3,018,061   3,114,609

   6. Shareholders' Equity /               7.15%      7.83%               7.65%                 7.44%      7.83%       7.68%
         Total Assets
   7. Shareholders' Equity /              14.22%     14.85%              14.58%                14.65%     14.84%      13.72%
         Total Loans
   8. Tier I Capital/Total Assets          6.70%      6.76%               6.67%                 6.66%      6.97%       6.71%
   9. Tier I Capital/Risk-Adjusted        10.37%     10.06%               9.89%                10.13%     10.35%       9.45%
         Assets
   10.Total Capital/Risk-Adjusted         11.78%     11.32%              11.25%                11.39%     11.61%      10.71%
         Assets
   11.Shares Outstanding                 31,784     32,937     -3.5%    31,787       -0.0%    32,287     32,723      32,907
   12.Book Value Per Share ($)           $10.38     $10.85     -4.4%    $10.65       -2.6%    $10.54     $10.72      $10.24
   13.Market Value Per Share ($)          52.45      43.08     21.8%     50.46        3.9%     49.78      44.48       39.49


   14.Share Repurchase Programs


                                                                     (shares in thousands)
                                                            Q2'04 /              Q2'04 /                         6/30'04YTD/
                                        Q2'04      Q2'03     Q2'03     Q1'04      Q1'04   6/30'04YTD 6/30'03YTD  6/30'03YTD
                                     ---------------------------------------------------------------------------------------

   15.Total Shares Repurchased /            154        118     30.5%       574      -73.2%       728        686         6.1%
         Canceled
   16.  Average Repurchase Price         $49.17     $43.35     13.4%    $49.88       -1.4%    $49.73     $41.85        18.8%
   17.Net Shares Repurchased                  3        (30)   n/m          500      -99.5%       503        474         6.1%
         (Issued)


WESTAMERICA BANCORPORATION                      Public Information July 20, 2004
FINANCIAL HIGHLIGHTS
June 30, 2004

11.Period-End Balance Sheets.


                                                                     (dollars in thousands)
                                                           6/30/04 /            6/30/04 /
                                       6/30/04    6/30/03   6/30/03   3/31/04    3/31/04   12/31/03    9/30/03    3/31/03
                                     ---------------------------------------------------------------------------------------

   1. Assets:
   2.   Cash and Money Market Assets   $186,056   $202,193     -8.0%  $167,183       11.3%  $190,162   $189,902    $186,914

   3.   Investment Securities         1,024,798  1,251,341    -18.1% 1,219,364      -16.0% 1,413,911  1,245,311   1,048,386
           Available For Sale
   4.   Investment Securities           960,522    588,231     63.3%   586,171       63.9%   535,377    569,996     520,896
           Held to Maturity

   5.   Loans, gross                  2,319,255  2,406,889     -3.6% 2,322,881       -0.2% 2,323,330  2,364,418   2,456,161
   6.   Allowance For Loan Losses       (53,949)   (54,159)    -0.4%   (53,834)       0.2%   (53,910)   (54,180)    (54,154)
                                     -----------------------        ------------          ----------------------------------
   7.   Loans, net                    2,265,306  2,352,730     -3.7% 2,269,047       -0.2% 2,269,420  2,310,238   2,402,007
                                     -----------------------        ------------          ----------------------------------
   8.
   9.   Premises and Equipment           35,343     36,408     -2.9%    35,412       -0.2%    35,748     35,566      36,631
   10.  Core Deposit Intangible           3,166      3,800    -16.7%     3,302       -4.1%     3,438      3,602       3,931
           Assets
   11.  Goodwill                         18,996     18,996      0.0%    18,996        0.0%    18,996     18,996      18,996
   12.  Interest Receivable and         117,624    110,993      6.0%   125,341       -6.2%   109,333    109,182     168,694
           Other Assets              -----------------------        ------------          ----------------------------------

   13.Total Assets                   $4,611,811 $4,564,692      1.0%$4,424,816        4.2%$4,576,385 $4,482,793  $4,386,455
                                     =======================        ============          ==================================

   14.Liabilities and Shareholders' Equity:
   15.  Deposits:
   16.    Noninterest Bearing        $1,272,278 $1,194,847      6.5%$1,210,829        5.1%$1,240,379 $1,213,577  $1,129,455
   17.    Interest-Bearing              569,575    554,568      2.7%   562,369        1.3%   561,696    559,031     553,105
             Transaction
   18.    Savings                     1,072,701    962,967     11.4% 1,049,435        2.2% 1,058,082  1,039,406     980,291
   19.    Time                          590,875    741,249    -20.3%   624,543       -5.4%   603,834    724,115     667,237
                                     -----------------------        ------------          ----------------------------------
   20.  Total Deposits                3,505,429  3,453,631      1.5% 3,447,176        1.7% 3,463,991  3,536,129   3,330,088
                                     -----------------------        ------------          ----------------------------------

   21.  Short-Term Borrowed Funds       712,553    393,287     81.2%   491,704       44.9%   590,646    433,348     416,219
   22.  FHLB Debt                             0    170,000    n/m       20,000     n/m       105,000    105,000     170,000
   23.
   24.  Debt Financing and               21,429     21,393      0.2%    21,429        0.0%    24,643      9,643      21,393
           Notes Payable
   25.  Liability For Interest,          42,605    169,070    -74.8%   105,907      -59.8%    51,734     47,751     111,809
           Taxes and Other           -----------------------        ------------          ----------------------------------
   26.Total Liabilities               4,282,016  4,207,381      1.8% 4,086,216        4.8% 4,236,014  4,131,871   4,049,509
                                     -----------------------        ------------          ----------------------------------

   27.Shareholders' Equity:
   28.  Paid-In Capital                $224,042   $219,060      2.3%  $219,301        2.2%  $220,285   $220,527    $215,291
   29.  Unrealized (Loss) Gain on
          Investment Securities
   30.    Available For Sale             (1,416)    26,001    n/m       21,213     n/m        13,191     16,004      20,710
   31.  Retained Earnings               107,169    112,250     -4.5%    98,086        9.3%   106,895    114,391     100,945
                                     -----------------------        ------------          ----------------------------------
   32.Total Shareholders' Equity        329,795    357,311     -7.7%   338,600       -2.6%   340,371    350,922     336,946
                                     -----------------------        ------------          ----------------------------------

   33.Total Liabilities and          $4,611,811 $4,564,692      1.0%$4,424,816        4.2%$4,576,385 $4,482,793  $4,386,455
         Shareholders' Equity        =======================        ============          ==================================


WESTAMERICA BANCORPORATION                      Public Information July 20, 2004
FINANCIAL HIGHLIGHTS
June 30, 2004

12.Income Statements.


                                                (dollars in thousands, except per-share amounts)
                                                            Q2'04 /              Q2'04 /                         6/30'04YTD/
                                        Q2'04      Q2'03     Q2'03     Q1'04      Q1'04   6/30'04YTD 6/30'03YTD  6/30'03YTD
                                     ---------------------------------------------------------------------------------------

   1. Interest and Fee Income:
   2.   Loans                           $33,403    $39,419    -15.3%   $34,023       -1.8%   $67,425    $79,833       -15.5%
   3.   Money Market Assets and               0          3    n/m            0     n/m             1          5       -80.0%
           Funds Sold
   4.   Investment Securities            11,655     12,311     -5.3%    15,010      -22.4%    26,665     23,982        11.2%
           Available For Sale
   5.   Investment Securities             8,213      4,866     68.8%     5,378       52.7%    13,591      9,904        37.2%
           Held to Maturity          -----------------------        ------------          -----------------------
   6. Total Interest Income              53,271     56,599     -5.9%    54,411       -2.1%   107,682    113,724        -5.3%
                                     -----------------------        ------------          -----------------------

   7. Interest Expense:
   8.   Transaction Deposits                124        212    -41.5%       112       10.7%       236        453       -47.9%
   9.   Savings Deposits                    992      1,561    -36.5%     1,111      -10.7%     2,102      3,271       -35.7%
   10.  Time Deposits                     1,878      2,697    -30.4%     1,930       -2.7%     3,808      5,654       -32.6%
   11.  Short-Term Borrowed Funds         1,285        962     33.6%     1,131       13.6%     2,416      1,812        33.3%
   12.  Federal Home Loan Bank                2      1,592    -99.9%       896      -99.8%       897      3,167       -71.7%
           Advances
   13.  Debt Financing and                  316        385    -17.9%       335       -5.7%       652        789       -17.4%
           Notes Payable             -----------------------        ------------          -----------------------
   14.Total Interest Expense              4,597      7,409    -38.0%     5,515      -16.6%    10,111     15,146       -33.2%
                                     -----------------------        ------------          -----------------------

   15.Net Interest Income                48,674     49,190     -1.0%    48,896       -0.5%    97,571     98,578        -1.0%
                                     -----------------------        ------------          -----------------------

   16.Provision for Loan Losses             750        900    -16.7%       750        0.0%     1,500      1,800       -16.7%
                                     -----------------------        ------------          -----------------------

   17.Noninterest Income:
   18.  Service Charges on                7,360      6,648     10.7%     6,868        7.2%    14,228     13,073         8.8%
           Deposit Accounts
   19.  Merchant Credit Card                909        900      1.0%       825       10.2%     1,735      1,762        -1.5%
   20.  Financial Services                  360        210     71.4%       187       92.5%       547        418        30.9%
           Commissions
   21.  Mortgage Banking                    131        301    -56.5%       133       -1.5%       263        527       -50.1%
   22.  Trust Fees                          258        277     -6.9%       250        3.2%       508        516        -1.6%
   23.  Securities Gains                    395        277     42.6%     1,788     n/m         2,183        293     n/m
   24.  Loss on Extinguishment             (390)         0    n/m       (1,814)    n/m        (2,204)         0     n/m
           of Debt
   25.  Other                             2,638      2,423      8.9%     2,629        0.3%     5,266      4,822         9.2%
                                     -----------------------        ------------          -----------------------
   26.Total Noninterest Income           11,661     11,036      5.7%    10,866        7.3%    22,526     21,411         5.2%
                                     -----------------------        ------------          -----------------------

   27.Noninterest Expense:
   28.  Salaries & Related Benefits      13,332     13,598     -2.0%    13,526       -1.4%    26,858     27,296        -1.6%
   29.  Occupancy                         2,944      3,044     -3.3%     2,948       -0.1%     5,892      6,039        -2.4%
   30.  Equipment                         1,273      1,381     -7.8%     1,162        9.6%     2,435      2,755       -11.6%
   31.  Data Processing                   1,521      1,518      0.2%     1,517        0.3%     3,038      3,077        -1.3%
   32.  Professional Fees                   511        457     11.8%       409       24.9%       921        870         5.9%
   33.  Other                             5,409      5,478     -1.3%     5,430       -0.4%    10,838     10,974        -1.2%
                                     -----------------------        ------------          -----------------------
   34.Total Noninterest Expense          24,990     25,476     -1.9%    24,992       -0.0%    49,982     51,011        -2.0%
                                     -----------------------        ------------          -----------------------

   35.Income Before Income Taxes         34,595     33,850      2.2%    34,020        1.7%    68,615     67,178         2.1%
   36.Provision for income taxes          9,951     10,179     -2.2%     9,706        2.5%    19,657     20,495        -4.1%
                                     -----------------------        ------------          -----------------------
   37.Net Income                        $24,644    $23,671      4.1%   $24,314        1.4%   $48,958    $46,683         4.9%
                                     =======================        ============          =======================

   38.Average Shares Outstanding         31,760     33,000     -3.8%    32,051       -0.9%    31,906     33,054        -3.5%
   39.Diluted Average Shares             32,343     33,492     -3.4%    32,662       -1.0%    32,502     33,528        -3.1%
         Outstanding

   40.Per Share Data:
   41.  Basic Earnings                    $0.78      $0.72      8.2%     $0.76        2.3%     $1.53      $1.41         8.6%
   42.  Diluted Earnings                   0.76       0.71      7.8%      0.74        2.4%      1.51       1.39         8.2%
   43.  Dividends Paid                     0.28       0.24     16.7%      0.26        7.7%      0.54       0.48        12.5%
